UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Semiannual Report to Shareholders

DWS Commodity Securities Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Consolidated Investment Portfolio

16 Consolidated Financial Statements

20 Consolidated Financial Highlights

25 Notes to Consolidated Financial Statements

39 Investment Management Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Account Management Resources

50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-related securities, including commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	14.50%	27.09%	-2.45%	1.91%
Class B	14.31%	26.49%	-3.17%	1.16%
Class C	14.31%	26.49%	-3.17%	1.16%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	7.92%	19.79%	-4.36%	0.68%
Class B (max 4.00% CDSC)	10.31%	23.49%	-3.38%	1.02%
Class C (max 1.00% CDSC)	13.31%	26.49%	-3.17%	1.16%
No Sales Charges
Class S	14.96%	27.51%	-2.25%	2.10%
Institutional Class	14.71%	27.23%	-2.23%	2.12%
S&P® Goldman Sachs Commodity Index+	6.51%	13.49%	-6.95%	-5.58%
MSCI World Energy Index+	18.58%	26.23%	0.61%	6.10%
MSCI World Materials Index+	33.31%	61.52%	2.44%	9.36%
Blended Index+	16.05%	28.62%	-1.98%	1.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2009 are 1.80%, 2.66%, 2.58%, 1.63% and 1.34% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

All of these indices assume reinvestment of all dividends and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%) and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 12/31/09	$ 3.67	$ 3.44	$ 3.44	$ 3.70	$ 3.69
6/30/09	$ 3.22	$ 3.01	$ 3.01	$ 3.25	$ 3.25
Distribution Information: Six Months as of 12/31/09: Income Dividends	$ .03	$ .001	$ .001	$ .03	$ .04
Lipper Rankings — Commodities Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	26	of	67	39
3-Year	10	of	25	39
Class B 1-Year	27	of	67	40
3-Year	11	of	25	43
Class C 1-Year	27	of	67	40
3-Year	11	of	25	43
Class S 1-Year	23	of	67	34
3-Year	9	of	25	35
Institutional Class 1-Year	25	of	67	37
3-Year	8	of	25	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,145.00	$ 1,143.10	$ 1,143.10	$ 1,149.60	$ 1,147.10
Expenses Paid per $1,000*	$ 8.38	$ 12.42	$ 12.42	$ 7.15	$ 6.66
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,017.39	$ 1,013.61	$ 1,013.61	$ 1,018.55	$ 1,019.00
Expenses Paid per $1,000*	$ 7.88	$ 11.67	$ 11.67	$ 6.72	$ 6.26
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.55%	2.30%	2.30%	1.32%	1.23%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Geographical Diversification (As a % of Common Stocks, Rights and Options Purchased)	12/31/09	6/30/09

United States	51%	53%
United Kingdom	15%	13%
Canada	10%	13%
Australia	7%	6%
Switzerland	3%	2%
Japan	2%	—
Luxembourg	2%	3%
Netherlands	2%	3%
Germany	2%	1%
France	2%	4%
Brazil	1%	1%
Russia	1%	—
Spain	1%	1%
China	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks, Rights and Options Purchased)	12/31/09	6/30/09

Materials	51%	49%
Energy	43%	47%
Industrials	4%	2%
Consumer Staples	2%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (21.9% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	3.7%
2. ExxonMobil Corp. Explorer and producer of oil and gas	United States	3.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	2.5%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.2%
5. Monsanto Co. Provider of agricultural products	United States	1.9%
6. Occidental Petroleum Corp. Producer of oil and natural gas	United States	1.8%
7. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	1.7%
8. Anglo American PLC Global mining and natural resources company	United Kingdom	1.6%
9. Schlumberger Ltd. Provider of technology services to the petroleum industry	United States	1.5%
10. Barrick Gold Corp. International gold company	Canada	1.4%

Consolidated Portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's consolidated portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of December 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 52.5%
Australia 3.5%
BHP Billiton Ltd.	219,918	8,421,489
Fortescue Metals Group Ltd.*	299,141	1,178,081
Murchison Metals Ltd.*	423,054	936,765
Rio Tinto Ltd.	24,475	1,619,407
(Cost $9,989,172)		12,155,742
Brazil 0.9%
Cosan SA Industria e Comercio* (Cost $1,847,875)	208,184	3,034,934
Canada 5.5%
Agrium, Inc.	34,034	2,128,894
Barrick Gold Corp.	126,247	5,004,734
Cenovus Energy, Inc.	78,418	1,986,974
EnCana Corp.	78,418	2,557,573
Kinross Gold Corp.	217,579	4,029,786
Suncor Energy, Inc. (a)	2,000	70,620
Suncor Energy, Inc. (a)	95,713	3,405,346
(Cost $18,898,745)		19,183,927
China 0.3%
Trina Solar Ltd. (ADR)* (b) (Cost $888,939)	17,467	942,694
France 0.9%
Total SA (Cost $2,974,034)	49,494	3,171,653
Germany 1.0%
SMA Solar Technology AG	9,809	1,312,113
ThyssenKrupp AG	55,016	2,072,009
(Cost $2,720,677)		3,384,122
Japan 1.2%
JFE Holdings, Inc.	63,200	2,488,813
Mitsubishi Corp.	39,100	972,137
Mitsui & Co., Ltd.	61,900	876,325
(Cost $4,117,264)		4,337,275
Luxembourg 1.2%
ArcelorMittal (Cost $3,454,792)	93,166	4,225,536
Netherlands 1.0%
Royal Dutch Shell PLC "A"	59,663	1,801,386
Royal Dutch Shell PLC "B"	62,053	1,808,233
(Cost $4,304,628)		3,609,619
Russia 0.4%
Cherepovets MK Severstal (GDR) REG S* (Cost $1,390,193)	151,748	1,441,606
Spain 0.3%
Gamesa Corp. Tecnologica SA (Cost $1,919,977)	73,544	1,232,863
Switzerland 1.8%
Transocean Ltd.*	22,844	1,891,483
Weatherford International Ltd.*	80,815	1,447,397
Xstrata PLC*	160,743	2,831,280
(Cost $5,409,176)		6,170,160
United Kingdom 7.7%
Anglo American PLC*	126,807	5,488,060
BG Group PLC	265,197	4,749,090
BHP Billiton PLC	145,371	4,643,546
BP PLC	807,595	7,810,400
Rio Tinto PLC	76,969	4,148,349
(Cost $23,276,915)		26,839,445
United States 26.8%
Air Products & Chemicals, Inc.	56,272	4,561,408
Alpha Natural Resources, Inc.*	45,249	1,962,902
Anadarko Petroleum Corp.	50,580	3,157,204
Apache Corp.	42,090	4,342,425
Chevron Corp.	114,472	8,813,199
Commercial Metals Co.	50,173	785,207
Crown Holdings, Inc.*	55,845	1,428,515
Dow Chemical Co.	114,196	3,155,236
ExxonMobil Corp.	184,809	12,602,126
Freeport-McMoRan Copper & Gold, Inc.*	52,148	4,186,963
Halliburton Co.	116,451	3,504,011
Holly Corp. (b)	54,458	1,395,759
International Paper Co.	137,064	3,670,574
Martin Marietta Materials, Inc. (b)	27,887	2,493,377
Monsanto Co.	83,068	6,790,809
Occidental Petroleum Corp.	77,179	6,278,512
Owens-Illinois, Inc.*	58,081	1,909,122
Praxair, Inc.	39,185	3,146,947
Quanta Services, Inc.*	64,226	1,338,470
Schlumberger Ltd.	82,448	5,366,540
The Mosaic Co. (b)	46,402	2,771,591
Ultra Petroleum Corp.*	24,880	1,240,517
United States Steel Corp. (b)	70,424	3,881,771
Vista Gold Corp.* (b)	338,663	829,724
Walter Energy, Inc.	24,053	1,811,431
Weyerhaeuser Co.	42,780	1,845,528
(Cost $88,458,410)		93,269,868
Total Common Stocks (Cost $169,650,797)		182,999,444
	Principal Amount ($)	Value ($)

Commodities-Linked Structured Notes 10.2%
Barclays Bank PLC S&P GSCI Structured Note, Leverage Factor 3x, 144A, 0.131%, 9/27/2010 (d)	6,700,000	8,051,805
Cargill S&P GSCI Structured Note, Leverage Factor 3x:
144A, 0.131%, 6/24/2010 (d)	10,000,000	15,780,940
144A, 0.131%, 7/20/2010 (d)	7,520,000	11,647,796
Total Commodities-Linked Structured Notes (Cost $24,219,998)		35,480,541

Government & Agency Obligation 1.3%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (c) (Cost $4,677,316)	4,679,000	4,678,527
	Shares	Value ($)

Exchange-Traded Fund 1.5%
United States
SPDR Gold Trust* (Cost $2,806,986)	48,824	5,239,304

Securities Lending Collateral 3.3%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $11,467,564)	11,467,564	11,467,564

Cash Equivalents 33.7%
Central Cash Management Fund, 0.14% (e) (g) (Cost $117,645,854)	117,645,854	117,645,854
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $330,468,515)+	102.5	357,511,234
Other Assets and Liabilities, Net	(2.5)	(8,861,374)
Net Assets	100.0	348,649,860
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $338,911,410. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $18,599,824. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,600,829 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,001,005.
(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(b) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $11,143,761, which is 3.2% of net assets.
(c) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g) All or a portion of this security represents collateral held in connection with commodities-linked structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

S&P GSCI: Standard & Poor's Goldman Sachs Commodity Index

SPDR: Standard & Poor's Depositary Index

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Cocoa	USD	3/16/2010	101	3,321,890	159,512
Platinum	USD	4/28/2010	70	5,148,500	130,622
S&P Goldman Sachs Commodity Index	USD	1/19/2010	432	56,700,000	3,529,785
Sugar No. 11	USD	4/30/2010	133	3,758,261	375,531
Total unrealized appreciation					4,195,450
Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures, please refer to the Derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 12,155,742	$ —	$ 12,155,742
Brazil	3,034,934	—	—	3,034,934
Canada	19,183,927	—	—	19,183,927
China	942,694	—	—	942,694
France	—	3,171,653	—	3,171,653
Germany	—	3,384,122	—	3,384,122
Japan	—	4,337,275	—	4,337,275
Luxembourg	—	4,225,536	—	4,225,536
Netherlands	—	3,609,619	—	3,609,619
Russia	—	1,441,606	—	1,441,606
Spain	—	1,232,863	—	1,232,863
Switzerland	3,338,880	2,831,280	—	6,170,160
United Kingdom	—	26,839,445	—	26,839,445
United States	93,269,868	—	—	93,269,868
Other Receivable***	—	—	2,745,982	2,745,982
Commodities-Linked Structured Notes	—	—	35,480,541	35,480,541
Exchange-Traded Fund	5,239,304	—	—	5,239,304
Short-Term Investments (h)	129,113,418	4,678,527	—	133,791,945
Derivatives (i)	4,195,450	—	—	4,195,450
Total	$ 258,318,475	$ 67,907,668	$ 38,226,523	$ 364,452,666
(h) See Consolidated Investment Portfolio for additional detailed categorizations.
(i) Derivatives include unrealized appreciation on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Commodities- Linked Structured Notes	Other Receivable***
Balance as of June 30, 2009	$ 46,192,476	$ 2,088,529
Net realized gain (loss)	(48,775,002)	—
Change in unrealized appreciation (depreciation)	52,097,067	657,453
Amortization premium/discount	—	—
Net purchases (sales)	(14,034,000)	—
Net transfers in (out) of Level 3	—	—
Balance as of December 31, 2009	$ 35,480,541	$ 2,745,982
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ 11,745,584	$ 657,453
*** Other receivable represents the fair value of the pending sale of a commodities-linked structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of December 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $201,355,097) — including $11,143,761 of securities loaned	$ 228,397,816
Investment in Daily Assets Fund Institutional (cost $11,467,564)*	11,467,564
Investment in Central Cash Management Fund, at value (cost $117,645,854)	117,645,854
Total investments, at value (cost $330,468,515)	357,511,234
Foreign currency, at value (cost $27,137)	27,136
Receivable for Fund shares sold	987,658
Dividends receivable	83,294
Interest receivable	38,125
Foreign taxes recoverable	25,194
Other receivable**	2,745,982
Total assets	361,418,623
Liabilities
Payable upon return of securities loaned	11,467,564
Payable for Fund shares redeemed	649,087
Payable for daily variation margin on open futures contracts	13,307
Accrued management fee	275,077
Other accrued expenses and payables	363,728
Total liabilities	12,768,763
Net assets, at value	$ 348,649,860
* Represents collateral on securities loaned.
** Other receivable represents the fair value of the pending sale of a commodities-linked structured note for which Lehman Brothers is the counterparty. The Fund is in the process of claiming Lehman Brothers.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of December 31, 2009 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(760,360)
Net unrealized appreciation (depreciation) on: Investments	27,042,719
Other receivable	(11,627,878)
Futures	4,195,450
Foreign currency	1,139
Accumulated net realized gain (loss)	(186,685,121)
Paid-in capital	516,483,911
Net assets, at value	$ 348,649,860
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($154,999,567 ÷ 42,235,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.67
Maximum offering price per share (100 ÷ 94.25 of $3.67)	$ 3.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,827,930 ÷ 2,858,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,860,309 ÷ 9,558,887 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.44
Class S Net Asset Value, offering and redemption price(a) per share ($67,334,835 ÷ 18,202,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 3.70

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($83,627,219 ÷ 22,633,240 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 3.69
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the six months ended December 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $62,634)	$ 1,408,740
Interest	25,630
Income distributions — affiliated cash management vehicles	110,778
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,364
Total Income	1,573,512
Expenses: Management fee	1,426,434
Administration fee	150,151
Services to shareholders	271,774
Custodian fee	29,336
Distribution and service fees	364,076
Professional fees	98,926
Trustees' fees and expenses	4,000
Reports to shareholders	49,202
Registration fees	48,842
Other	17,092
Total expenses before expense reductions	2,459,833
Expense reductions	(150,390)
Total expenses after expense reductions	2,309,443
Net investment income (loss)	(735,931)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $3,007)	(48,969,305)
Futures	(2,772,813)
Written options	(68,692)
Foreign currency	(4,860)
(51,815,670)
Change in net unrealized appreciation (depreciation) on: Investments	85,615,962
Other receivable	657,453
Futures	6,457,323
Written options	(15,949)
Foreign currency	(613)
92,714,176
Net gain (loss)	40,898,506
Net increase (decrease) in net assets resulting from operations	$ 40,162,575

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009
Operations: Net investment income (loss)	$ (735,931)	$ (870,012)
Net realized gain (loss)	(51,815,670)	(127,640,709)
Change in net unrealized appreciation (depreciation)	92,714,176	(150,304,603)
Net increase (decrease) in net assets resulting from operations	40,162,575	(278,815,324)
Distributions to shareholders from: Net investment income: Class A	(1,155,158)	—
Class B	(1,713)	—
Class C	(5,678)	—
Class S	(620,422)	—
Institutional Class	(819,587)	—
Net realized gains: Class A	—	(59,989,362)
Class B	—	(5,655,471)
Class C	—	(17,516,276)
Class S	—	(7,079,081)
Institutional Class	—	(22,627,950)
Total distributions	(2,602,558)	(112,868,140)
Fund share transactions: Proceeds from shares sold	101,509,598	188,842,123
Reinvestment of distributions	2,068,103	102,034,034
Cost of shares redeemed	(37,686,889)	(242,442,718)
Redemption fees	2,654	19,912
Net increase (decrease) in net assets from Fund share transactions	65,893,466	48,453,351
Increase (decrease) in net assets	103,453,483	(343,230,113)
Net assets at beginning of period	245,196,377	588,426,490
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $760,360 and $2,578,129, respectively)	$ 348,649,860	$ 245,196,377

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.22	$ 19.06	$ 13.13	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)	(.08)	.02	.11	.02
Net realized and unrealized gain (loss)	.49	(10.54)	6.01	.83	2.20	.35
Total from investment operations	.48	(10.56)	5.93	.85	2.31	.37
Less distributions from: Net investment income	(.03)	—	—	(.06)	(.02)	—
Net realized gains	—	(5.28)	—	(.22)	(.10)	—
Total distributions	(.03)	(5.28)	—	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.67	$ 3.22	$ 19.06	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[d,e]	14.50**	(51.43)	45.16	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	123	372	211	166	44
Ratio of expenses before expense reductions (%)	1.69*	1.79	1.62	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.55*	1.51	1.50	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	(.51)*	(.25)	(.49)	.21	.91	.57*
Portfolio turnover rate (%)	47**	113	145	117	80	36*
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.05)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	.45	(10.37)	5.92	.81	2.19	.35
Total from investment operations	.43	(10.42)	5.73	.75	2.21	.34
Less distributions from: Net investment income	(.00)***	—	—	—	—	—
Net realized gains	—	(5.28)	—	(.22)	(.10)	—
Total distributions	(.00)***	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.44	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	14.31**	(51.85)	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	25	17	16	4
Ratio of expenses before expense reductions (%)	2.59*	2.65	2.41	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.30*	2.26	2.25	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(1.26)*	(1.00)	(1.24)	(.54)	.17	(.18)*
Portfolio turnover rate (%)	47**	113	145	117	80	36*
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.05)	(.19)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	.45	(10.37)	5.92	.81	2.19	.35
Total from investment operations	.43	(10.42)	5.73	.75	2.21	.34
Less distributions from: Net investment income	(.00)***	—	—	—	—	—
Net realized gains	—	(5.28)	—	(.22)	(.10)	—
Total distributions	(.00)***	(5.28)	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.44	$ 3.01	$ 18.71	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	14.31**	(51.85)	44.14	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	28	86	52	48	12
Ratio of expenses before expense reductions (%)	2.51*	2.57	2.35	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.30*	2.26	2.25	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(1.26)*	(1.00)	(1.24)	(.54)	.16	(.18)*
Portfolio turnover rate (%)	47**	113	145	117	80	36*
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.25	$ 19.09	$ 13.13	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(0.00)***	(.05)	.04	.13	.03
Net realized and unrealized gain (loss)	.49	(10.56)	6.02	.82	2.21	.34
Total from investment operations	.48	(10.56)	5.97	.86	2.34	.37
Less distributions from: Net investment income	(.03)	—	(.01)	(.08)	(.04)	—
Net realized gains	—	(5.28)	—	(.22)	(.10)	—
Total distributions	(.03)	(5.28)	(.01)	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.70	$ 3.25	$ 19.09	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[d]	14.96**	(51.43)	45.50	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	40	34	14	10	2
Ratio of expenses before expense reductions (%)	1.35*	1.62	1.48	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.32*	1.31	1.32	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	(.27)*	(.05)	(.31)	.36	1.07	.72*
Portfolio turnover rate (%)	47**	113	145	117	80	36*
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.25	$ 19.08	$ 13.12	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	.01	(.04)	.05	.14	.03
Net realized and unrealized gain (loss)	.48	(10.56)	6.03	.82	2.20	.34
Total from investment operations	.48	(10.55)	5.99	.87	2.34	.37
Less distributions from: Net investment income	(.04)	—	(.03)	(.09)	(.05)	—
Net realized gains	—	(5.28)	—	(.22)	(.10)	—
Total distributions	(.04)	(5.28)	(.03)	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 3.69	$ 3.25	$ 19.08	$ 13.12	$ 12.56	$ 10.37
Total Return (%)	14.71d**	(51.41)[d]	45.68	7.25[d]	22.52[d]	3.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	46	72	12	10.4
Ratio of expenses before expense reductions (%)	1.24*	1.33	1.22	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.23*	1.26	1.22	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	(.18)*	.00****	(.21)	.46	1.18	.82*
Portfolio turnover rate (%)	47**	113	145	117	80	36*
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
**** Amount is less than .005%.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Effective March 1, 2010, Class B shares of the Fund will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2009, the Fund's investment in the Subsidiary was $68,812,784, representing 19.74% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Trustees. Pricing techniques take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination; and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to provide market exposure to specific commodities or to replicate the performance of a commodity index or structured note.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2009 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2009, the Fund invested in futures contracts with total notional values ranging from approximately $37,454,000 to $68,929,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open options contracts as of December 31, 2009. For the six months ended December 31, 2009, the Fund invested in written option contracts with total values ranging from $0 to approximately $426,000 and purchased option contracts with total values ranging from $0 to approximately $148,000.

Commodities-Linked Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying consolidated financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2009, the value of these securities comprised 10.2% of the Fund's net assets.

A summary of the commodities-linked structured notes as of December 31, 2009 is included in the Fund's Consolidated Investment Portfolio.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2009 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Commodities- Linked Structured Notes
Commodity Contracts (a)	$ 35,480,541

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Investment in securities, at value (includes commodities linked/structured notes)
Liabilities Derivatives	Future Contracts
Commodity Contracts (a)	$ 4,195,450

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2009 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Commodities- Linked Structured Notes	Total
Equity Contracts (a)	$ (5,032)	$ (68,692)	$ —	$ —	$ (73,724)
Commodity Contracts (b)	—	—	(2,772,813)	(46,608,809)	(49,381,622)
	$ (5,032)	$ (68,692)	$ (2,772,813)	$ (46,608,809)	$ (49,455,346)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and written options, respectively
(b) Net realized gain (loss) from investments (includes commodities-linked structured notes) and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Futures Contracts	Commodities- Linked Structured Notes	Total
Equity Contracts (a)	$ 33,141	$ (15,949)	$ —	$ —	$ 17,192
Commodity Contracts (b)	—	—	6,457,323	52,754,520	59,211,843
	$ 33,141	$ (15,949)	$ 6,457,323	$ 52,754,520	$ 59,229,035

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively
(b) Change in net unrealized appreciation (depreciation) on investments (includes commodities-linked structured notes) and futures, respectively

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $70,585,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through June 30, 2009, the Fund incurred approximately $55,841,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2009 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $121,364,180 and $106,386,392, respectively.

For the six months ended December 31, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Beginning of period	685	$ 441,779
Options written	348	56,787
Options closed	(1,033)	(498,566)
End of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

For the period from July 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for each class as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.30%
Institutional Class	1.25%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the six months ended December 31, 2009, the Advisor waived a portion of its management fee aggregating $6,589 and the amount charged aggregated $1,419,845, which was equivalent to an annualized effective rate of 0.95% of the Fund's average daily net assets.

For the six months ended December 31, 2009, the Advisor reimbursed $194 of sub-recordkeeping expenses for Institutional Class.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2009, the Administration Fee was $150,151, of which $28,799 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 110,846	$ 88,295	$ 22,551
Class B	13,908	13,255	653
Class C	35,640	31,517	4,123
Class S	16,742	8,574	3,563
Institutional Class	1,966	1,966	—
	$ 179,102	$ 143,607	$ 30,890

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2009
Class B	$ 34,890	$ 11,267
Class C	115,298	13,475
	$ 150,188	$ 24,742

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2009	Annualized Effective Rate
Class A	$ 163,935	$ 62,158.24%
Class B	11,585	5,324.25%
Class C	38,368	14,631.25%
	$ 213,888	$ 82,113

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2009 aggregated $19,200.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2009, the CDSC for the Fund's Class B and C shares was $5,647 and $2,105, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2009, DIDI received $55 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $14,198, all of which was paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders, including DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2009, DWS Alternative Asset Allocation Plus Fund held 18% of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked derivative instruments, including commodities-linked structured notes and futures contracts. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these investments is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, commodities-linked structured notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended December 31, 2009		Year Ended June 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,784,941	$ 34,275,055	22,298,931	$ 96,053,603
Class B	298,163	962,527	441,720	1,952,129
Class C	1,615,197	5,228,573	2,602,644	11,158,274
Class S	7,916,527	27,770,865	10,393,946	40,264,733
Institutional Class	9,642,874	33,272,578	5,238,288	39,413,384
		$ 101,509,598		$ 188,842,123
Shares issued to shareholders in reinvestment of distributions
Class A	272,041	$ 963,027	18,830,309	$ 53,293,860
Class B	481	1,599	1,849,230	4,900,458
Class C	1,504	4,992	5,680,675	15,053,790
Class S	78,202	279,183	2,234,222	6,367,532
Institutional Class	229,497	819,302	7,866,103	22,418,394
		$ 2,068,103		$ 102,034,034
Shares redeemed
Class A	(5,907,329)	$ (20,439,769)	(22,558,521)	$ (174,756,146)
Class B	(304,174)	(981,909)	(774,232)	(5,650,697)
Class C	(1,406,241)	(4,558,367)	(3,506,234)	(24,094,094)
Class S	(2,093,180)	(7,308,090)	(2,095,339)	(16,024,745)
Institutional Class	(1,320,482)	(4,398,754)	(2,795,669)	(21,917,036)
		$ (37,686,889)		$ (242,442,718)
Redemption fees		$ 2,654		$ 19,912
Net increase (decrease)
Class A	4,149,653	$ 14,800,482	18,570,719	$ (25,401,065)
Class B	(5,530)	(17,685)	1,516,718	1,202,506
Class C	210,460	675,218	4,777,085	2,120,966
Class S	5,901,549	20,742,325	10,532,829	30,607,520
Institutional Class	8,551,889	29,693,126	10,308,722	39,923,424
		$ 65,893,466		$ 48,453,351

H. Upcoming Changes to Investment Strategies, Policies and Fund Name

Effective on or about March 31, 2010, the Fund's investment strategy will change from a blended approach involving investments in companies in commodities-related industries and direct commodity investments to an actively managed direct commodity strategy. In connection with the implementation of the new strategy, the Fund's name will be changed to DWS Enhanced Commodity Strategy Fund. For a description of the new strategy, please see the supplement dated January 20, 2010 to the Fund's current prospectus.

I. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the consolidated financial statements were available to be issued, and has determined that there were no other material events other than described in Note H that would require disclosure in the Fund's consolidated financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2008. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Trustees also observed that the Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010